EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
SECOND QUARTER 2021 RESULTS
Second Quarter RevPAR Increased 875%
Net Loss Attributable to Common Stockholders for the Second Quarter was $(15.5) Million
Second Quarter Adjusted EBITDAre was $19.6 Million
Second Quarter Comparable Hotel EBITDA was $24.7 Million
Second Quarter Comparable Average Daily Rate Increased 35.1%
Second Quarter AFFO per Share was $0.20
Announced Planned Acquisition of the Mr. C Beverly Hills Hotel
Completed $86.25 Million Convertible Senior Notes Offering
Second Quarter in a Row of Cash Flow Positive at the Corporate Level

DALLAS – July 29, 2021 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2021. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2021, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2021, with the second quarter ended June 30, 2020 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 875% to $187.31 during the quarter on a 35.1% increase in ADR and a 621.6% increase in occupancy. Comparable RevPAR for all hotels decreased 19.6% compared to the comparable period in 2019.
•Net loss attributable to common stockholders for the quarter was $(15.5) million or $(0.32) per diluted share.
•Adjusted funds from operations (AFFO) was $0.20 per diluted share for the quarter compared to $(0.68) in the prior year quarter.
•Adjusted EBITDAre was $19.6 million for the quarter.
•Comparable Hotel EBITDA was $24.7 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $157.7 million and restricted cash of $57.4 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $21.5 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.

BHR Reports Second Quarter Results

July 29, 2021
•During the quarter, the Company closed on a private placement of $86.25 million aggregate principal amount of its 4.5% Convertible Senior Notes due 2026.
•During the quarter, the Company announced the planned acquisition of the 138-room Mr. C Beverly Hills Hotel in Los Angeles, California for total consideration of $77.9 million.
•Net debt to gross assets was 49% at the end of the second quarter.
•Capex invested during the quarter was $4.4 million.

THE MR. C BEVERLY HILLS HOTEL ACQUISITION
During the quarter, the Company announced the planned acquisition of the 138-room Mr. C Beverly Hills Hotel in Los Angeles, California (the “Mr. C”). In addition, the Company will acquire five luxury condominium residences adjacent to the hotel.

With its premier location in the heart of West Los Angeles, the Mr. C is in the middle of over 45 million sq. ft. of office space, supporting substantial corporate demand and a wide array of world-renowned leisure demand generators, including unrivaled shopping with high-end retailers, vibrant restaurants and various art and cultural attractions. The Mr. C was built in 1965 and underwent an extensive renovation in 2011. It has 138 luxurious and spacious rooms, including 22 suites. The hotel offers an array of amenities, including a full-service spa, and three food and beverage outlets (in addition to in-room dining). The property also boasts the acclaimed The Restaurant at Mr. C, over 24,000 sq. ft. of flexible indoor/outdoor meeting space, a 4,500 sq. ft. outdoor pool terrace with daybeds and cabanas, a state-of-the-art fitness center with personal fitness training, and a business center. Additionally, the hotel includes five newly-constructed and fully-furnished residences offering the hotel’s personalized services and luxurious, world-class amenities. These residences blend contemporary architecture with elegant, minimalistic design and range in size from 2,000 to 3,400 sq. ft. The residences are currently offered for extended-stay rental.

The total consideration for the acquisition is $77.9 million and will consist of $65.4 million for the hotel ($474,000 per key) and an allocated price of $12.5 million for the five adjacent condominium units. The acquisition is expected to be funded with approximately $30 million of cash, 2.5 million OP units, 500,000 warrants at a strike price of $6.00, and a $30 million mortgage loan. The acquisition is expected to be completed soon.

BRAEMAR JOINS RUSSELL 2000®, RUSSELL 3000® AND RUSSELL MICROCAP® INDEXES
Braemar was added to the U.S. small-cap Russell 2000® Index, the U.S. broad-market Russell 3000® Index, and the Russell Microcap® Index, as part of the Russell Indexes annual reconstitution. The additions were effective on June 28, 2021. Russell indexes are widely used by investment managers and institutional investors for index funds and as benchmarks for active investment strategies. Approximately $10.6 trillion in assets are benchmarked against Russell's U.S. indexes. Russell indexes are part of FTSE Russell, a leading global index provider.

CAPITAL STRUCTURE
At June 30, 2021, the Company had total assets of $1.8 billion and $1.2 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 2.6%.

During the quarter, the Company closed on a private placement of $86.25 million aggregate principal amount of its 4.5% Convertible Senior Notes due 2026 (the “Notes”). The Notes are senior unsecured obligations of Braemar and will be convertible for cash, shares of the Company’s common stock, or a

BHR Reports Second Quarter Results

July 29, 2021
combination of cash and shares of the Company’s common stock, at Braemar’s option. The initial conversion rate for the Notes is 157.7909 shares of the Company’s common stock per $1,000 principal amount of Notes, and the initial conversion price is approximately $6.34 per share of the Company’s common stock. Braemar used a portion of the net proceeds of the offering to repay the amount outstanding under its secured term loan and expects to use the remaining net proceeds of the offering for general corporate purposes, including, but not limited to, capital expenditures or potential acquisitions.

During the quarter, and subsequent to the end of the quarter, the Company issued approximately 8.5 million shares of common stock under its At-The-Market offering, raising approximately $51.6 million in gross proceeds.

As previously announced, during the first quarter 2021, the Company entered into a Standby Equity Distribution Agreement (“SEDA”), pursuant to which the Company will be able to sell up to 7,780,786 shares of its common stock at the Company’s request at any time during a 36-month commitment period. During the second quarter, the Company issued 500,000 shares of common stock under the SEDA, raising $3.0 million of net proceeds. Since entering into the SEDA, the Company has issued 1,700,000 shares of common stock for net proceeds of approximately $10.0 million.

During the second quarter, the Company entered into an equity line pursuant to which the Company will be able to sell up to $35 million of shares of common stock. During the second quarter, the Company issued 765,957 shares of common stock under the equity line, raising $4.2 million of net proceeds.

The Company continues to opportunistically exchange shares of its preferred stock into shares of its common stock. These exchanges have all been completed at a discount to the liquidation value of the preferred stock, and in total, the Company has exchanged approximately 2.0 million shares of its Series B Preferred Stock, equating to 38.8% of the original share count, into approximately 7.3 million shares of common stock.

Subsequent to the end of the quarter, the Company commenced the sale of its Series E and Series M non-traded perpetual preferred. To date, the Company has issued 85,660 shares of its Series E non-traded perpetual preferred raising approximately $2.1 million of gross proceeds.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors announced a suspension of its common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock or common units for the second quarter ended June 30, 2021. The Board of Directors also announced that it plans to continue its suspension of the common stock dividend during 2021 to protect liquidity and will evaluate future dividend declarations on a quarterly basis going forward.

PORTFOLIO REVPAR
As of June 30, 2021, the portfolio consisted of thirteen hotels.

•Comparable RevPAR increased 875% to $187.31 for all hotels on a 35.1% increase in ADR and a 621.6% increase in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial

BHR Reports Second Quarter Results

July 29, 2021
seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“We continue to be pleased with the operating performance of our hotels,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Leisure demand was strong during the quarter, our luxury resorts continue to perform very well, and our portfolio was cash flow positive for the second consecutive quarterly period. Our planned acquisition of the Mr. C hotel is a compelling opportunity to further diversify our portfolio by acquiring an irreplaceable luxury property in a premier location in the heart of West Los Angeles that fits perfectly with our strategy of owning high RevPAR luxury hotels and resorts. We are also pleased to be added to the Russell 2000®, Russell 3000®, and the Russell Microcap® indexes which we believe will help increase our visibility within the investment community and reflect our continued positive momentum and efforts to maximize value for our shareholders. Looking ahead, leisure travelers continue to lead the lodging recovery, new bookings at our properties remain strong, and, with the highest quality portfolio in the public markets, we believe Braemar is well-positioned to continue to execute on its disciplined strategy for growth.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Friday, July 30, 2021, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Friday, August 6, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13720452.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2021 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com on Friday, July 30, 2021, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,”

BHR Reports Second Quarter Results

July 29, 2021
“anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2021	December 31, 2020
ASSETS
Investments in hotel properties, gross	$1,774,306	$1,784,849
Accumulated depreciation	(384,373)	(360,259)
Investments in hotel properties, net	1,389,933	1,424,590
Cash and cash equivalents	157,677	78,606
Restricted cash	57,413	34,544
Accounts receivable, net of allowance of $286 and $227, respectively	18,707	13,557
Inventories	2,481	2,551
Prepaid expenses	5,073	4,405
Investment in OpenKey	1,578	1,708
Derivative assets	1	—
Other assets	18,593	14,898
Operating lease right-of-use assets	80,710	81,260
Intangible assets, net	4,451	4,640
Due from related parties, net	1,953	991
Due from third-party hotel managers	21,546	12,271
Total assets	$1,760,116	$1,674,021

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,144,175	$1,130,594
Accounts payable and accrued expenses	84,460	61,758
Dividends and distributions payable	2,075	2,736
Due to Ashford Inc., net	2,516	2,772
Due to third-party hotel managers	1,834	1,393
Operating lease liabilities	60,797	60,917
Other liabilities	18,537	18,077
Total liabilities	1,314,394	1,278,247

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,108,017 and 5,031,473 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	66,064	106,949
Redeemable noncontrolling interests in operating partnership	29,398	27,655
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at June 30, 2021 and December 31, 2020	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 57,311,232 and 38,274,770 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	573	382
Additional paid-in capital	661,576	541,870
Accumulated deficit	(295,641)	(266,010)
Total stockholders' equity of the Company	366,524	276,258
Noncontrolling interest in consolidated entities	(16,264)	(15,088)
Total equity	350,260	261,170
Total liabilities and equity	$1,760,116	$1,674,021

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
REVENUE
Rooms	$63,837	$6,533	$118,160	$77,001
Food and beverage	19,853	2,077	36,482	30,880
Other	13,420	4,285	26,316	22,534
Total hotel revenue	97,110	12,895	180,958	130,415
EXPENSES
Hotel operating expenses:
Rooms	13,482	3,445	24,497	21,325
Food and beverage	16,322	3,649	30,274	27,550
Other expenses	33,476	12,979	62,019	55,069
Management fees	2,952	466	5,484	4,343
Total hotel operating expenses	66,232	20,539	122,274	108,287
Property taxes, insurance and other	7,190	7,244	14,454	14,904
Depreciation and amortization	18,244	18,553	36,597	36,891
Advisory services fee:
Base advisory fee	2,678	2,572	5,223	5,193
Reimbursable expenses	510	412	1,002	956
Incentive fee	1,266	—	1,637	—
Non-cash stock/unit-based compensation	2,285	1,917	3,672	3,821
(Gain) loss on legal settlements	(989)	—	(989)	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	506	96	516	131
Other general and administrative	1,877	1,417	3,467	3,314
Total operating expenses	100,095	52,750	188,149	173,497
Gain (loss) on insurance settlement and disposition of assets	197	—	696	—
OPERATING INCOME (LOSS)	(2,788)	(39,855)	(6,495)	(43,082)
Equity in earnings (loss) of unconsolidated entity	(66)	(40)	(130)	(80)
Interest income	12	24	21	153
Other income (expense)	—	(64)	—	(202)
Interest expense	(6,633)	(16,464)	(12,662)	(27,290)
Amortization of loan costs	(593)	(947)	(1,320)	(2,018)
Write-off of loan costs and exit fees	(1,177)	(2,237)	(1,528)	(2,237)
Unrealized gain (loss) on derivatives	(58)	(969)	(78)	187
INCOME (LOSS) BEFORE INCOME TAXES	(11,303)	(60,552)	(22,192)	(74,569)
Income tax (expense) benefit	(61)	4,447	(206)	3,077
NET INCOME (LOSS)	(11,364)	(56,105)	(22,398)	(71,492)
(Income) loss attributable to noncontrolling interest in consolidated entities	849	2,404	2,096	2,976
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,282	5,770	2,361	7,655
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(9,233)	(47,931)	(17,941)	(60,861)
Preferred dividends	(1,893)	(2,555)	(4,281)	(5,110)
Gain (loss) on extinguishment of preferred stock	(4,411)	—	(4,484)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(15,537)	$(50,486)	$(26,706)	$(65,971)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.32)	$(1.53)	$(0.61)	$(2.02)
Weighted average common shares outstanding – basic	47,820	32,907	43,737	32,688
Diluted:
Net income (loss) attributable to common stockholders	$(0.32)	$(1.53)	$(0.61)	$(2.02)
Weighted average common shares outstanding – diluted	47,820	32,907	43,737	32,688
Dividends declared per common share:	$—	$—	$—	$—

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net income (loss)	$(11,364)	$(56,105)	$(22,398)	$(71,492)
Interest expense and amortization of loan costs	7,226	17,411	13,982	29,308
Depreciation and amortization	18,244	18,553	36,597	36,891
Income tax expense (benefit)	61	(4,447)	206	(3,077)
Equity in (earnings) loss of unconsolidated entity	66	40	130	80
Company's portion of EBITDA of OpenKey	(65)	(40)	(128)	(79)
EBITDA	14,168	(24,588)	28,389	(8,369)
(Gain) loss on insurance settlement and disposition of assets	(197)	—	(696)	—
EBITDAre	13,971	(24,588)	27,693	(8,369)
Amortization of favorable (unfavorable) contract assets (liabilities)	138	207	276	414
Transaction and conversion costs	828	120	1,168	611
Other (income) expense	—	64	—	202
Write-off of loan costs and exit fees	1,177	2,237	1,528	2,237
Unrealized (gain) loss on derivatives	58	969	78	(187)
Non-cash stock/unit-based compensation	2,805	2,048	4,221	4,033
Legal, advisory and settlement costs	(632)	413	(427)	1,026
Advisory services incentive fee	1,266	—	1,637	—
Company's portion of adjustments to EBITDAre of OpenKey	1	2	6	5
Adjusted EBITDAre	$19,612	$(18,528)	$36,180	$(28)
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net income (loss)	$(11,364)	$(56,105)	$(22,398)	$(71,492)
(Income) loss attributable to noncontrolling interest in consolidated entities	849	2,404	2,096	2,976
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,282	5,770	2,361	7,655
Preferred dividends	(1,893)	(2,555)	(4,281)	(5,110)
Gain (loss) on extinguishment of preferred stock	(4,411)	—	(4,484)	—
Net income (loss) attributable to common stockholders	(15,537)	(50,486)	(26,706)	(65,971)
Depreciation and amortization on real estate	17,565	17,792	35,224	35,351
Impairment charges on real estate	—	—	—	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,282)	(5,770)	(2,361)	(7,655)
Equity in (earnings) loss of unconsolidated entity	66	40	130	80
(Gain) loss on insurance settlement and disposition of assets	(197)	—	(696)	—
Company's portion of FFO of OpenKey	(65)	(40)	(129)	(80)
FFO available to common stockholders and OP unitholders	550	(38,464)	5,462	(38,275)
Series B Cumulative Convertible Preferred Stock dividends	1,068	1,730	2,631	3,460
(Gain) loss on extinguishment of preferred stock	4,411	—	4,484	—
Transaction and conversion costs	828	120	1,168	611
Other (income) expense	—	64	—	202
Interest expense on convertible notes	649	—	649	—
Interest expense accretion on refundable membership club deposits	190	202	392	415
Write-off of loan costs and exit fees	1,177	2,237	1,528	2,237
Amortization of loan costs	571	928	1,277	1,981
Unrealized (gain) loss on derivatives	58	969	78	(187)
Non-cash stock/unit-based compensation	2,805	2,048	4,221	4,033
Legal, advisory and settlement costs	(632)	413	(427)	1,026
Advisory services incentive fee	1,266	—	1,637	—
Company's portion of adjustments to FFO of OpenKey	1	2	6	5
Adjusted FFO available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$12,942	$(29,751)	$23,106	$(24,492)
Adjusted FFO per diluted share available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$0.20	$(0.68)	$0.38	$(0.56)
Weighted average diluted shares	63,649	43,715	60,297	43,731

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2021
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (5)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(6)	Comparable TTM EBITDA Debt Yield
Apollo	Ritz-Carlton, St. Thomas	August 2021	August 2024	LIBOR + 3.95%	$—	$42,500	(1)	$42,500	$17,994	42.3%
JPMorgan	Park Hyatt Beaver Creek	April 2022	April 2022	LIBOR + 3.00%	—	67,500	(2)	67,500	5,168	7.7%
BAML	Hotel Yountville	May 2022	May 2022	LIBOR + 2.55%	—	51,000	(3)	51,000	2,052	4.0%
BAML	See footnote	June 2022	June 2025	LIBOR + 2.16%	—	435,000	(4)	435,000	(12,181)	(2.8)%
BAML	Bardessono	August 2022	August 2022	LIBOR + 2.55%	—	40,000	(3)	40,000	4,561	11.4%
BAML	Ritz-Carlton, Sarasota	April 2023	April 2023	LIBOR + 2.65%	—	100,000	(3)	100,000	19,723	19.7
BAML	Ritz-Carlton, Lake Tahoe	January 2024	January 2024	LIBOR + 2.10%	—	54,000	(3)	54,000	3,148	5.8%
Prudential	Capital Hilton and Hilton Torrey Pines	February 2024	February 2024	LIBOR + 1.70%	—	195,929		195,929	(5,727)	(2.9)%
BAML	Pier House Resort	September 2024	September 2024	LIBOR + 1.85%	—	80,000	(3)	80,000	12,420	15.5%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A
Total					$86,250	$1,065,929		$1,152,179	$47,158	4.1%
Percentage					7.5%	92.5%		100.0%
Weighted average interest rate					4.50%	2.44%		2.59%
All indebtedness is non-recourse.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 1.00%.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in April 2021.
(3)    This mortgage loan has a LIBOR floor of 0.25%.
(4)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in June 2020. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.
(5)    The final maturity date assumes all available extension options will be exercised.
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2021
(dollars in thousands)
(unaudited)

Lender	Hotels	2021	2022	2023	2024	2025	Thereafter	Total
JPMorgan	Park Hyatt Beaver Creek	$—	$67,500	$—	$—	$—	$—	$67,500
BAML	Hotel Yountville	—	51,000	—	—	—	—	51,000
BAML	Bardessono	—	40,000	—	—	—	—	40,000
BAML	Ritz-Carlton, Sarasota	—	—	98,000	—	—	—	98,000
BAML	Ritz-Carlton, Lake Tahoe	—	—	—	54,000	—	—	54,000
Prudential	Capital Hilton and Hilton Torrey Pines	—	—	—	195,000	—	—	195,000
Apollo	Ritz-Carlton, St. Thomas	—	—	—	42,500	—	—	42,500
BAML	Pier House Resort	—	—	—	80,000	—	—	80,000
BAML	See footnote 1	—	—	—	—	435,000	—	435,000
Convertible Senior Notes	N/A	—	—	—	—	—	86,250	86,250
Principal due in future periods		$—	$158,500	$98,000	$371,500	$435,000	$86,250	$1,149,250
Scheduled amortization payments remaining		1,429	1,000	500	—	—	—	2,929
Total indebtedness		$1,429	$159,500	$98,500	$371,500	$435,000	$86,250	$1,152,179
(1)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$63,443	$—	$63,443	$6,510	$—	$6,510	874.55%	874.55%
RevPAR	$187.31	$—	$187.31	$19.22	$—	$19.22	874.55%	874.55%
Occupancy	49.17%	—%	49.17%	6.81%	—%	6.81%	621.64%	621.64%
ADR	$380.98	$—	$380.98	$282.11	$—	$282.11	35.05%	35.05%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$117,029	$—	$117,029	$76,386	$—	$76,386	53.21%	53.21%
RevPAR	$173.72	$—	$173.72	$112.93	$—	$112.93	53.83%	53.83%
Occupancy	43.07%	—%	43.07%	33.28%	—%	33.28%	29.42%	29.42%
ADR	$403.33	$—	$403.33	$339.34	$—	$339.34	18.86%	18.86%

NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2021	2020	% Variance	2021	2020	% Variance
Total hotel revenue	$97,110	$12,895	653.08%	$180,958	$130,415	38.76%
Non-comparable adjustments	—	—		—	(138)
Comparable total hotel revenue	$97,110	$12,895	653.08%	$180,958	$130,277	38.90%

Hotel EBITDA	$24,728	$(15,804)	256.47%	$45,227	$11,506	293.07%
Non-comparable adjustments	—	—		—	—
Comparable hotel EBITDA	$24,728	$(15,804)	256.47%	$45,227	$11,506	293.07%
Hotel EBITDA margin	25.46%	(122.56)%	148.02%	24.99%	8.82%	16.17%
Comparable hotel EBITDA margin	25.46%	(122.56)%	148.02%	24.99%	8.83%	16.16%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$27	$(1,084)	102.49%	$(378)	$(127)	(197.64)%
Hotel EBITDA attributable to the Company and OP unitholders	$24,701	$(14,720)	267.81%	$45,605	$11,633	292.03%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$24,701	$(14,720)	267.81%	$45,605	$11,633	292.03%
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$1,204	$—	$1,204	$(9)	$—	$(9)	13,477.78%	13,477.78%
Total hotel revenue	$1,576	$—	$1,576	$354	$—	$354	345.20%	345.20%
Hotel EBITDA	$(1,706)	$—	$(1,706)	$(2,642)	$—	$(2,642)	35.43%	35.43%
Hotel EBITDA margin	(108.25)%		(108.25)%	(746.33)%		(746.33)%	638.08%	638.08%
Selected Operating Information:
RevPAR	$24.06	$—	$24.06	$(0.17)	$—	$(0.17)	14,245.02%	14,245.02%
Occupancy	17.97%	—%	17.97%	—%	—%	—%	100.00%	100.00%
ADR	$133.88	$—	$133.88	$—	$—	$—	100.00%	100.00%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$4,298	$—	$4,298	$509	$—	$509	744.40%	744.40%
Total hotel revenue	$6,587	$—	$6,587	$665	$—	$665	890.53%	890.53%
Hotel EBITDA	$1,815	$—	$1,815	$(1,695)	$—	$(1,695)	207.08%	207.08%
Hotel EBITDA margin	27.55%		27.55%	(254.89)%		(254.89)%	282.44%	282.44%
Selected Operating Information:
RevPAR	$119.88	$—	$119.88	$14.22	$—	$14.22	743.30%	743.30%
Occupancy	61.72%	—%	61.72%	10.90%	—%	10.90%	466.39%	466.39%
ADR	$194.23	$—	$194.23	$130.45	$—	$130.45	48.89%	48.89%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$2,953	$—	$2,953	$311	$—	$311	849.52%	849.52%
Total hotel revenue	$3,813	$—	$3,813	$416	$—	$416	816.59%	816.59%
Hotel EBITDA	$(156)	$—	$(156)	$(1,761)	$—	$(1,761)	91.14%	91.14%
Hotel EBITDA margin	(4.09)%		(4.09)%	(423.32)%		(423.32)%	419.23%	419.23%
Selected Operating Information:
RevPAR	$78.24	$—	$78.24	$8.23	$—	$8.23	851.03%	851.03%
Occupancy	40.34%	—%	40.34%	6.21%	—%	6.21%	549.32%	549.32%
ADR	$193.96	$—	$193.96	$132.43	$—	$132.43	46.47%	46.47%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,804	$—	$4,804	$617	$—	$617	678.61%	678.61%
Total hotel revenue	$6,132	$—	$6,132	$801	$—	$801	665.54%	665.54%
Hotel EBITDA	$2,658	$—	$2,658	$(786)	$—	$(786)	438.17%	438.17%
Hotel EBITDA margin	43.35%		43.35%	(98.13)%		(98.13)%	141.48%	141.48%
Selected Operating Information:
RevPAR	$812.30	$—	$812.30	$104.21	$—	$104.21	679.50%	679.50%
Occupancy	77.38%	—%	77.38%	12.73%	—%	12.73%	507.84%	507.84%
ADR	$1,049.76	$—	$1,049.76	$818.57	$—	$818.57	28.24%	28.24%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$6,697	$—	$6,697	$805	$—	$805	731.93%	731.93%
Total hotel revenue	$8,419	$—	$8,419	$1,026	$—	$1,026	720.57%	720.57%
Hotel EBITDA	$4,913	$—	$4,913	$(332)	$—	$(332)	1,579.82%	1,579.82%
Hotel EBITDA margin	58.36%		58.36%	(32.36)%		(32.36)%	90.72%	90.72%
Selected Operating Information:
RevPAR	$518.26	$—	$518.26	$62.29	$—	$62.29	732.01%	732.01%
Occupancy	91.29%	—%	91.29%	17.97%	—%	17.97%	408.01%	408.01%
ADR	$567.74	$—	$567.74	$346.65	$—	$346.65	63.78%	63.78%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,429	$—	$3,429	$390	$—	$390	779.23%	779.23%
Total hotel revenue	$3,992	$—	$3,992	$529	$—	$529	654.63%	654.63%
Hotel EBITDA	$1,759	$—	$1,759	$(497)	$—	$(497)	453.92%	453.92%
Hotel EBITDA margin	44.06%		44.06%	(93.95)%		(93.95)%	138.01%	138.01%
Selected Operating Information:
RevPAR	$470.87	$—	$470.87	$53.58	$—	$53.58	778.80%	778.80%
Occupancy	70.03%	—%	70.03%	9.60%	—%	9.60%	629.33%	629.33%
ADR	$672.41	$—	$672.41	$558.04	$—	$558.04	20.49%	20.49%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$1,555	$—	$1,555	$116	$—	$116	1,240.52%	1,240.52%
Total hotel revenue	$4,266	$—	$4,266	$476	$—	$476	796.22%	796.22%
Hotel EBITDA	$(401)	$—	$(401)	$(1,687)	$—	$(1,687)	76.23%	76.23%
Hotel EBITDA margin	(9.40)%		(9.40)%	(354.41)%		(354.41)%	345.01%	345.01%
Selected Operating Information:
RevPAR	$89.88	$—	$89.88	$6.72	$—	$6.72	1,238.47%	1,238.47%
Occupancy	31.71%	—%	31.71%	2.80%	—%	2.80%	1,032.85%	1,032.85%
ADR	$283.43	$—	$283.43	$239.89	$—	$239.89	18.15%	18.15%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$2,416	$—	$2,416	$534	$—	$534	352.43%	352.43%
Total hotel revenue	$2,665	$—	$2,665	$618	$—	$618	331.23%	331.23%
Hotel EBITDA	$154	$—	$154	$(1,104)	$—	$(1,104)	113.95%	113.95%
Hotel EBITDA margin	5.78%		5.78%	(178.64)%		(178.64)%	184.42%	184.42%
Selected Operating Information:
RevPAR	$53.20	$—	$53.20	$11.76	$—	$11.76	352.36%	352.36%
Occupancy	32.71%	—%	32.71%	7.85%	—%	7.85%	316.87%	316.87%
ADR	$162.63	$—	$162.63	$149.87	$—	$149.87	8.51%	8.51%

THE CLANCY
Selected Financial Information:
Rooms revenue	$2,823	$—	$2,823	$25	$—	$25	11,192.00%	11,192.00%
Total hotel revenue	$3,331	$—	$3,331	$154	$—	$154	2,062.99%	2,062.99%
Hotel EBITDA	$(1,024)	$—	$(1,024)	$(1,880)	$—	$(1,880)	45.53%	45.53%
Hotel EBITDA margin	(30.74)%		(30.74)%	(1,220.78)%		(1,220.78)%	1,190.04%	1,190.04%
Selected Operating Information:
RevPAR	$75.65	$—	$75.65	$0.67	$—	$0.67	11,151.84%	11,151.84%
Occupancy	51.57%	—%	51.57%	0.18%	—%	0.18%	27,785.51%	27,785.51%
ADR	$146.70	$—	$146.70	$363.57	$—	$363.57	(59.65)%	(59.65)%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$11,178	$—	$11,178	$2,503	$—	$2,503	346.58%	346.58%
Total hotel revenue	$22,717	$—	$22,717	$6,235	$—	$6,235	264.35%	264.35%
Hotel EBITDA	$7,723	$—	$7,723	$1,210	$—	$1,210	538.26%	538.26%
Hotel EBITDA margin	34.00%		34.00%	19.41%		19.41%	14.59%	14.59%
Selected Operating Information:
RevPAR	$461.80	$—	$461.80	$103.39	$—	$103.39	346.64%	346.64%
Occupancy	87.14%	—%	87.14%	29.20%	—%	29.20%	198.46%	198.46%
ADR	$529.98	$—	$529.98	$354.15	$—	$354.15	49.65%	49.65%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$3,605	$—	$3,605	$347	$—	$347	938.90%	938.90%
Total hotel revenue	$7,716	$—	$7,716	$552	$—	$552	1,297.83%	1,297.83%
Hotel EBITDA	$(306)	$—	$(306)	$(1,638)	$—	$(1,638)	81.32%	81.32%
Hotel EBITDA margin	(3.97)%		(3.97)%	(296.74)%		(296.74)%	292.77%	292.77%
Selected Operating Information:
RevPAR	$233.04	$—	$233.04	$22.42	$—	$22.42	939.27%	939.27%
Occupancy	51.92%	—%	51.92%	5.66%	—%	5.66%	817.94%	817.94%
ADR	$448.85	$—	$448.85	$396.45	$—	$396.45	13.22%	13.22%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$3,176	$—	$3,176	$67	$—	$67	4,640.30%	4,640.30%
Total hotel revenue	$3,794	$—	$3,794	$131	$—	$131	2,796.18%	2,796.18%
Hotel EBITDA	$1,163	$—	$1,163	$(1,234)	$—	$(1,234)	194.25%	194.25%
Hotel EBITDA margin	30.65%		30.65%	(941.98)%		(941.98)%	972.63%	972.63%
Selected Operating Information:
RevPAR	$96.68	$—	$96.68	$2.05	$—	$2.05	4,626.75%	4,626.75%
Occupancy	47.50%	—%	47.50%	0.93%	—%	0.93%	5,016.07%	5,016.07%
ADR	$203.55	$—	$203.55	$220.31	$—	$220.31	(7.61)%	(7.61)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$15,305	$—	$15,305	$295	$—	$295	5,088.14%	5,088.14%
Total hotel revenue	$22,102	$—	$22,102	$938	$—	$938	2,256.29%	2,256.29%
Hotel EBITDA	$8,136	$—	$8,136	$(1,758)	$—	$(1,758)	562.80%	562.80%
Hotel EBITDA margin	36.81%		36.81%	(187.42)%		(187.42)%	224.23%	224.23%
Selected Operating Information:
RevPAR	$934.37	$—	$934.37	$18.00	$—	$18.00	5,091.61%	5,091.61%
Occupancy	87.88%	—%	87.88%	4.19%	—%	4.19%	1,998.25%	1,998.25%
ADR	$1,063.29	$—	$1,063.29	$429.74	$—	$429.74	147.43%	147.43%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$63,443	$—	$63,443	$6,510	$—	$6,510	874.55%	874.55%
Total hotel revenue	$97,110	$—	$97,110	$12,895	$—	$12,895	653.08%	653.08%
Hotel EBITDA	$24,728	$—	$24,728	$(15,804)	$—	$(15,804)	256.47%	256.47%
Hotel EBITDA margin	25.46%		25.46%	(122.56)%		(122.56)%	148.02%	148.02%
Selected Operating Information:
RevPAR	$187.31	$—	$187.31	$19.22	$—	$19.22	874.55%	874.55%
Occupancy	49.17%	—%	49.17%	6.81%	—%	6.81%	621.64%	621.64%
ADR	$380.98	$—	$380.98	$282.11	$—	$282.11	35.05%	35.05%
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$3,235	$—	$3,235	$6,526	$—	$6,526	(50.43)%	(50.43)%
Total hotel revenue	$3,985	$—	$3,985	$10,886	$—	$10,886	(63.39)%	(63.39)%
Hotel EBITDA	$(2,554)	$—	$(2,554)	$(1,562)	$—	$(1,562)	(63.51)%	(63.51)%
Hotel EBITDA margin	(64.09)%		(64.09)%	(14.35)%		(14.35)%	(49.74)%	(49.74)%
Selected Operating Information:
RevPAR	$32.50	$—	$32.50	$65.20	$—	$65.20	(50.15)%	(50.15)%
Occupancy	22.84%	—%	22.84%	29.75%	—%	29.75%	(23.21)%	(23.21)%
ADR	$142.28	$—	$142.28	$219.18	$—	$219.18	(35.09)%	(35.09)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$5,908	$—	$5,908	$5,623	$—	$5,623	5.07%	5.07%
Total hotel revenue	$8,866	$—	$8,866	$10,061	$—	$10,061	(11.88)%	(11.88)%
Hotel EBITDA	$1,043	$—	$1,043	$1,055	$—	$1,055	(1.14)%	(1.14)%
Hotel EBITDA margin	11.76%		11.76%	10.49%		10.49%	1.27%	1.27%
Selected Operating Information:
RevPAR	$82.84	$—	$82.84	$78.42	$—	$78.42	5.64%	5.64%
Occupancy	47.10%	—%	47.10%	36.95%	—%	36.95%	27.44%	27.44%
ADR	$175.90	$—	$175.90	$212.21	$—	$212.21	(17.11)%	(17.11)%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$4,374	$—	$4,374	$2,932	$—	$2,932	49.18%	49.18%
Total hotel revenue	$5,601	$—	$5,601	$4,184	$—	$4,184	33.87%	33.87%
Hotel EBITDA	$(1,348)	$—	$(1,348)	$(3,631)	$—	$(3,631)	62.88%	62.88%
Hotel EBITDA margin	(24.07)%		(24.07)%	(86.78)%		(86.78)%	62.71%	62.71%
Selected Operating Information:
RevPAR	$58.23	$—	$58.23	$38.81	$—	$38.81	50.03%	50.03%
Occupancy	32.01%	—%	32.01%	28.81%	—%	28.81%	11.12%	11.12%
ADR	$181.90	$—	$181.90	$134.72	$—	$134.72	35.02%	35.02%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$6,565	$—	$6,565	$2,593	$—	$2,593	153.18%	153.18%
Total hotel revenue	$8,504	$—	$8,504	$3,706	$—	$3,706	129.47%	129.47%
Hotel EBITDA	$2,864	$—	$2,864	$(679)	$—	$(679)	521.80%	521.80%
Hotel EBITDA margin	33.68%		33.68%	(18.32)%		(18.32)%	52.00%	52.00%
Selected Operating Information:
RevPAR	$558.04	$—	$558.04	$219.26	$—	$219.26	154.51%	154.51%
Occupancy	60.32%	—%	60.32%	33.42%	—%	33.42%	80.48%	80.48%
ADR	$925.08	$—	$925.08	$656.00	$—	$656.00	41.02%	41.02%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$12,280	$—	$12,280	$6,354	$—	$6,354	93.26%	93.26%
Total hotel revenue	$15,477	$—	$15,477	$8,025	$—	$8,025	92.86%	92.86%
Hotel EBITDA	$9,159	$—	$9,159	$3,446	$—	$3,446	165.79%	165.79%
Hotel EBITDA margin	59.18%		59.18%	42.94%		42.94%	16.24%	16.24%
Selected Operating Information:
RevPAR	$477.78	$—	$477.78	$245.84	$—	$245.84	94.35%	94.35%
Occupancy	87.67%	—%	87.67%	47.66%	—%	47.66%	83.95%	83.95%
ADR	$544.95	$—	$544.95	$515.78	$—	$515.78	5.65%	5.65%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$4,447	$—	$4,447	$1,783	$—	$1,783	149.41%	149.41%
Total hotel revenue	$5,286	$—	$5,286	$2,414	$—	$2,414	118.97%	118.97%
Hotel EBITDA	$1,658	$—	$1,658	$(480)	$—	$(480)	445.42%	445.42%
Hotel EBITDA margin	31.37%		31.37%	(19.88)%		(19.88)%	51.25%	51.25%
Selected Operating Information:
RevPAR	$307.09	$—	$307.09	$122.44	$—	$122.44	150.81%	150.81%
Occupancy	51.44%	—%	51.44%	27.96%	—%	27.96%	83.96%	83.96%
ADR	$597.02	$—	$597.02	$437.90	$—	$437.90	36.34%	36.34%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$7,935	$—	$7,935	$8,267	$—	$8,267	(4.02)%	(4.02)%
Total hotel revenue	$16,017	$—	$16,017	$15,788	$—	$15,788	1.45%	1.45%
Hotel EBITDA	$4,057	$—	$4,057	$3,866	$—	$3,866	4.94%	4.94%
Hotel EBITDA margin	25.33%		25.33%	24.49%		24.49%	0.84%	0.84%
Selected Operating Information:
RevPAR	$230.72	$—	$230.72	$239.08	$—	$239.08	(3.50)%	(3.50)%
Occupancy	47.93%	—%	47.93%	32.64%	—%	32.64%	46.83%	46.83%
ADR	$481.38	$—	$481.38	$732.41	$—	$732.41	(34.27)%	(34.27)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$3,657	$—	$3,657	$5,000	$—	$5,000	(26.86)%	(26.86)%
Total hotel revenue	$4,030	$—	$4,030	$6,525	$—	$6,525	(38.24)%	(38.24)%
Hotel EBITDA	$(624)	$—	$(624)	$(482)	$—	$(482)	(29.46)%	(29.46)%
Hotel EBITDA margin	(15.48)%		(15.48)%	(7.39)%		(7.39)%	(8.09)%	(8.09)%
Selected Operating Information:
RevPAR	$40.49	$—	$40.49	$55.06	$—	$55.06	(26.46)%	(26.46)%
Occupancy	26.22%	—%	26.22%	32.26%	—%	32.26%	(18.71)%	(18.71)%
ADR	$154.40	$—	$154.40	$170.68	$—	$170.68	(9.54)%	(9.54)%

THE CLANCY
Selected Financial Information:
Rooms revenue	$3,967	$—	$3,967	$7,537	$—	$7,537	(47.37)%	(47.37)%
Total hotel revenue	$4,688	$—	$4,688	$8,736	$—	$8,736	(46.34)%	(46.34)%
Hotel EBITDA	$(2,811)	$—	$(2,811)	$290	$—	$290	(1,069.31)%	(1,069.31)%
Hotel EBITDA margin	(59.96)%		(59.96)%	3.32%		3.32%	(63.28)%	(63.28)%
Selected Operating Information:
RevPAR	$53.46	$—	$53.46	$101.00	$—	$101.00	(47.07)%	(47.07)%
Occupancy	37.27%	—%	37.27%	32.47%	—%	32.47%	14.80%	14.80%
ADR	$143.43	$—	$143.43	$311.10	$—	$311.10	(53.90)%	(53.90)%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$21,946	$—	$21,946	$10,944	$—	$10,944	100.53%	100.53%
Total hotel revenue	$42,827	$—	$42,827	$25,663	$—	$25,663	66.88%	66.88%
Hotel EBITDA	$15,085	$—	$15,085	$6,864	$—	$6,864	119.77%	119.77%
Hotel EBITDA margin	35.22%		35.22%	26.75%		26.75%	8.47%	8.47%
Selected Operating Information:
RevPAR	$455.83	$—	$455.83	$226.05	$—	$226.05	101.65%	101.65%
Occupancy	81.35%	—%	81.35%	50.22%	—%	50.22%	62.00%	62.00%
ADR	$560.30	$—	$560.30	$450.13	$—	$450.13	24.47%	24.47%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$10,079	$—	$10,079	$7,746	$—	$7,746	30.12%	30.12%
Total hotel revenue	$19,652	$—	$19,652	$13,959	$(138)	$13,821	40.78%	42.19%
Hotel EBITDA	$2,531	$—	$2,531	$1,250	$—	$1,250	102.48%	102.48%
Hotel EBITDA margin	12.88%		12.88%	8.95%		9.04%	3.93%	3.84%
Selected Operating Information:
RevPAR	$327.55	$—	$327.55	$250.36	$—	$250.36	30.83%	30.83%
Occupancy	56.82%	—%	56.82%	34.52%	—%	34.52%	64.62%	64.62%
ADR	$576.42	$—	$576.42	$725.30	$—	$725.30	(20.53)%	(20.53)%
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$4,074	$—	$4,074	$3,765	$—	$3,765	8.21%	8.21%
Total hotel revenue	$4,819	$—	$4,819	$4,978	$—	$4,978	(3.19)%	(3.19)%
Hotel EBITDA	$526	$—	$526	$(702)	$—	$(702)	174.93%	174.93%
Hotel EBITDA margin	10.92%		10.92%	(14.10)%		(14.10)%	25.02%	25.02%
Selected Operating Information:
RevPAR	$62.36	$—	$62.36	$57.31	$—	$57.31	8.81%	8.81%
Occupancy	32.28%	—%	32.28%	26.40%	—%	26.40%	22.29%	22.29%
ADR	$193.15	$—	$193.15	$217.07	$—	$217.07	(11.02)%	(11.02)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$28,562	$—	$28,562	$7,316	$—	$7,316	290.40%	290.40%
Total hotel revenue	$41,206	$—	$41,206	$15,490	$—	$15,490	166.02%	166.02%
Hotel EBITDA	$15,641	$—	$15,641	$2,271	$—	$2,271	588.73%	588.73%
Hotel EBITDA margin	37.96%		37.96%	14.66%		14.66%	23.30%	23.30%
Selected Operating Information:
RevPAR	$876.66	$—	$876.66	$230.19	$—	$230.19	280.84%	280.84%
Occupancy	83.27%	—%	83.27%	30.13%	—%	30.13%	176.38%	176.38%
ADR	$1,052.81	$—	$1,052.81	$764.04	$—	$764.04	37.80%	37.80%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$117,029	$—	$117,029	$76,386	$—	$76,386	53.21%	53.21%
Total hotel revenue	$180,958	$—	$180,958	$130,415	$(138)	$130,277	38.76%	38.90%
Hotel EBITDA	$45,227	$—	$45,227	$11,506	$—	$11,506	293.07%	293.07%
Hotel EBITDA margin	24.99%		24.99%	8.82%		8.83%	16.17%	16.16%
Selected Operating Information:
RevPAR	$173.72	$—	$173.72	$112.93	$—	$112.93	53.83%	53.83%
Occupancy	43.07%	—%	43.07%	33.28%	—%	33.28%	29.42%	29.42%
ADR	$403.33	$—	$403.33	$339.34	$—	$339.34	18.86%	18.86%
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$4,304	$—	$4,304
Total hotel revenue	$5,816	$—	$5,816
Hotel EBITDA	$(6,068)	$—	$(6,068)
Hotel EBITDA margin	(104.33)%		(104.33)%
Selected Operating Information:
RevPAR	$21.44	$—	$21.44
Occupancy	15.70%	—%	15.70%
ADR	$136.56	$—	$136.56

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$9,844	$—	$9,844
Total hotel revenue	$14,194	$—	$14,194
Hotel EBITDA	$341	$—	$341
Hotel EBITDA margin	2.40%		2.40%
Selected Operating Information:
RevPAR	$68.45	$—	$68.45
Occupancy	42.87%	—%	42.87%
ADR	$159.65	$—	$159.65

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,420	$—	$7,420
Total hotel revenue	$9,300	$—	$9,300
Hotel EBITDA	$(3,105)	$—	$(3,105)
Hotel EBITDA margin	(33.39)%		(33.39)%
Selected Operating Information:
RevPAR	$49.00	$—	$49.00
Occupancy	29.45%	—%	29.45%
ADR	$166.35	$—	$166.35

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$11,439	$—	$11,439
Total hotel revenue	$14,718	$—	$14,718
Hotel EBITDA	$4,561	$—	$4,561
Hotel EBITDA margin	30.99%		30.99%
Selected Operating Information:
RevPAR	$482.15	$—	$482.15
Occupancy	53.68%	—%	53.68%
ADR	$898.16	$—	$898.16

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$18,191	$—	$18,191
Total hotel revenue	$23,205	$—	$23,205
Hotel EBITDA	$12,420	$—	$12,420
Hotel EBITDA margin	53.52%		53.52%
Selected Operating Information:
RevPAR	$350.98	$—	$350.98
Occupancy	75.27%	—%	75.27%
ADR	$466.28	$—	$466.28

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$7,204	$—	$7,204
Total hotel revenue	$8,623	$—	$8,623
Hotel EBITDA	$2,052	$—	$2,052
Hotel EBITDA margin	23.80%		23.80%
Selected Operating Information:
RevPAR	$246.67	$—	$246.67
Occupancy	41.11%	—%	41.11%
ADR	$600.07	$—	$600.07

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$12,515	$—	$12,515
Total hotel revenue	$25,784	$—	$25,784
Hotel EBITDA	$5,168	$—	$5,168
Hotel EBITDA margin	20.04%		20.04%
Selected Operating Information:
RevPAR	$180.45	$—	$180.45
Occupancy	41.50%	—%	41.50%
ADR	$434.80	$—	$434.80

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$6,006	$—	$6,006
Total hotel revenue	$6,505	$—	$6,505
Hotel EBITDA	$(1,775)	$—	$(1,775)
Hotel EBITDA margin	(27.29)%		(27.29)%
Selected Operating Information:
RevPAR	$22.64	$—	$22.64
Occupancy	21.19%	—%	21.19%
ADR	$106.85	$—	$106.85

THE CLANCY
Selected Financial Information:
Rooms revenue	$4,679	$—	$4,679
Total hotel revenue	$5,575	$—	$5,575
Hotel EBITDA	$(6,796)	$—	$(6,796)
Hotel EBITDA margin	(121.90)%		(121.90)%
Selected Operating Information:
RevPAR	$12.57	$—	$12.57
Occupancy	21.86%	—%	21.86%
ADR	$57.51	$—	$57.51

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$32,566	$—	$32,566
Total hotel revenue	$66,695	$—	$66,695
Hotel EBITDA	$19,723	$—	$19,723
Hotel EBITDA margin	29.57%		29.57%
Selected Operating Information:
RevPAR	$246.07	$—	$246.07
Occupancy	69.40%	—%	69.40%
ADR	$354.55	$—	$354.55

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$17,373	$—	$17,373
Total hotel revenue	$32,930	$—	$32,930
Hotel EBITDA	$3,148	$—	$3,148
Hotel EBITDA margin	9.56%		9.56%
Selected Operating Information:
RevPAR	$279.97	$—	$279.97
Occupancy	54.76%	—%	54.76%
ADR	$511.25	$—	$511.25
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$5,913	$—	$5,913
Total hotel revenue	$6,862	$—	$6,862
Hotel EBITDA	$(505)	$—	$(505)
Hotel EBITDA margin	(7.36)%		(7.36)%
Selected Operating Information:
RevPAR	$21.28	$—	$21.28
Occupancy	23.58%	—%	23.58%
ADR	$90.26	$—	$90.26

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$38,017	$—	$38,017
Total hotel revenue	$57,310	$—	$57,310
Hotel EBITDA	$17,994	$—	$17,994
Hotel EBITDA margin	31.40%		31.40%
Selected Operating Information:
RevPAR	$350.20	$—	$350.20
Occupancy	65.10%	—%	65.10%
ADR	$537.98	$—	$537.98

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$175,471	$—	$175,471
Total hotel revenue	$277,517	$—	$277,517
Hotel EBITDA	$47,158	$—	$47,158
Hotel EBITDA margin	16.99%		16.99%
Selected Operating Information:
RevPAR	$129.16	$—	$129.16
Occupancy	35.10%	—%	35.10%
ADR	$367.99	$—	$367.99
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021	2021	2021	2021	2020	2020	2020	2020	2020	2020
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total Hotel Revenue	$97,110	$—	$97,110	$83,848	$—	$83,848	$51,805	$—	$51,805	$44,754	$—	$44,754
Hotel EBITDA	$24,728	$—	$24,728	$20,499	$—	$20,499	$1,573	$—	$1,573	$358	$—	$358
Hotel EBITDA Margin	25.46%		25.46%	24.45%		24.45%	3.04%		3.04%	0.80%		0.80%

EBITDA % of Total TTM	52.4%		52.4%	43.5%		43.5%	3.3%		3.3%	0.8%		0.8%

JV Interests in EBITDA	$27	$—	$27	$(405)	$—	$(405)	$(716)	$—	$(716)	$(338)	$—	$(338)

	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
	TTM	TTM	TTM
Total Hotel Revenue	$277,517	$—	$277,517
Hotel EBITDA	$47,158	$—	$47,158
Hotel EBITDA Margin	16.99%		16.99%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$(1,432)	$—	$(1,432)
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2021
(in thousands, except share price)
(unaudited)

June 30, 2021
Common stock shares outstanding	57,311
Partnership units outstanding (common stock equivalents)	5,584
Combined common stock shares and partnership units outstanding	62,895
Common stock price	$6.21
Market capitalization	$390,579
Series B cumulative convertible preferred stock	$77,700
Series D cumulative preferred stock	$40,000
Indebtedness	$1,152,179
Joint venture partner's share of consolidated indebtedness	$(48,982)
Net working capital (see below)	$(169,884)
Total enterprise value (TEV)	$1,441,592

Cash and cash equivalents	$156,899
Restricted cash	$56,671
Accounts receivable, net	$18,233
Prepaid expenses	$4,934
Due from third-party hotel managers, net	$19,775
Total current assets	$256,512

Accounts payable, net & accrued expenses	$83,995
Dividends and distributions payable	$2,075
Due to affiliates, net	$558
Total current liabilities	$86,628

Net working capital*	$169,884
* Includes the Company's pro rata share of net working capital in joint ventures.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2021	2021	2020	2020	June 30, 2021
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$2,585	$(698)	$(19,811)	$(10,667)	$(28,591)
Non-property adjustments	(386)	(496)	—	(10,149)	(11,031)
Interest income	(10)	(8)	(10)	(10)	(38)
Interest expense	3,216	3,160	3,236	2,315	11,927
Amortization of loan costs	307	303	301	297	1,208
Depreciation and amortization	18,244	18,353	17,973	18,507	73,077
Income tax expense (benefit)	17	1	(336)	8	(310)
Non-hotel EBITDA ownership expense	755	(116)	220	57	916
Hotel EBITDA including amounts attributable to noncontrolling interest	24,728	20,499	1,573	358	47,158
Non-comparable adjustments	—	—	—	—	—
Comparable hotel EBITDA	$24,728	$20,499	$1,573	$358	$47,158

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,754)	$717	$(1,804)	$1,703	$3,834	$743	$(1,811)	$(2,019)	$(4,161)	$4,906	$(1,527)	$187	$5,571	$2,585	$(13,949)	$(11,364)
Non-property adjustments	—	—	—	(100)	(97)	—	—	—	—	—	—	—	(189)	(386)	386	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	—	(10)	10	—
Interest expense	—	—	—	259	400	325	523	—	—	876	301	—	532	3,216	3,417	6,633
Amortization of loan cost	—	—	—	38	73	40	7	—	—	88	36	—	25	307	286	593
Depreciation and amortization	1,875	1,086	1,654	674	759	630	880	2,168	3,127	1,736	742	971	1,942	18,244	—	18,244
Income tax expense (benefit)	—	—	—	—	—	—	—	1	—	—	—	—	16	17	44	61
Non-hotel EBITDA ownership expense	173	12	(6)	84	(56)	21	—	4	11	123	142	8	239	755	(755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,706)	1,815	(156)	2,658	4,913	1,759	(401)	154	(1,024)	7,723	(306)	1,163	8,136	24,728	(10,561)	14,167
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	428	(455)	—	—	—	—	—	—	—	—	—	—	—	(27)	27	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	66	66
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(65)	(65)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,278)	$1,360	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$24,701	$(10,533)	$14,168
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$24,728
COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$4,913	$—	$—	$—	$—	$—	$—	$—	$—	$4,913
BAML (Bardessono)	—	—	—	2,658	—	—	—	—	—	—	—	—	—	2,658
BAML (Hotel Yountville)	—	—	—	—	—	1,759	—	—	—	—	—	—	—	1,759
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	8,136	8,136
Prudential (Capital Hilton and Hilton Torrey Pines)	(1,706)	1,815	—	—	—	—	—	—	—	—	—	—	—	109
BAML Pool (see footnote 2)	—	—	(156)	—	—	—	—	154	(1,024)	—	—	1,163	—	137
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	(401)	—	—	—	—	—	—	(401)
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	7,723	—	—	—	7,723
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(306)	—	—	(306)
Total	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$24,728

NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)     This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,791)	$(1,832)	$(2,866)	$(901)	$3,050	$(1,096)	$3,140	$(2,684)	$(5,258)	$4,924	$1,580	$(1,416)	$5,452	$(698)	$(10,336)	$(11,034)
Non-property adjustments	—	—	—	(17)	1	—	—	—	—	1	1	—	(482)	(496)	496	—
Interest income	—	—	—	—	—	—	—	—	—	(5)	—	(3)	—	(8)	8	—
Interest expense	—	—	—	256	396	321	485	—	—	880	296	—	526	3,160	2,869	6,029
Amortization of loan cost	—	—	—	37	72	40	7	—	—	86	35	—	26	303	424	727
Depreciation and amortization	1,925	1,091	1,655	691	743	616	879	2,154	3,504	1,514	708	988	1,885	18,353	—	18,353
Income tax expense (benefit)	—	(43)	—	—	—	—	—	1	—	—	—	—	43	1	144	145
Non-hotel EBITDA ownership expense	18	12	19	140	(16)	18	(53)	(249)	(33)	(38)	217	(206)	55	(116)	116	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(848)	(772)	(1,192)	206	4,246	(101)	4,458	(778)	(1,787)	7,362	2,837	(637)	7,505	20,499	(6,279)	14,220
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	213	192	—	—	—	—	—	—	—	—	—	—	—	405	(405)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	64	64
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$(635)	$(580)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$20,904	$(6,683)	$14,221
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$20,499

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$4,246	$—	$—	$—	$—	$—	$—	$—	$—	$4,246
BAML (Bardessono)	—	—	—	206	—	—	—	—	—	—	—	—	—	206
BAML (Hotel Yountville)	—	—	—	—	—	(101)	—	—	—	—	—	—	—	(101)
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	7,505	7,505
Prudential (Capital Hilton and Hilton Torrey Pines)	(848)	(772)	—	—	—	—	—	—	—	—	—	—	—	(1,620)
BAML Pool (see footnote 2)	—	—	(1,192)	—	—	—	—	(778)	(1,787)	—	—	(637)	—	(4,394)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	4,458	—	—	—	—	—	—	4,458
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	7,362	—	—	—	7,362
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,837	—	—	2,837
Total	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$20,499
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,661)	$(1,778)	$(2,247)	$(565)	$861	$(991)	$(533)	$(2,571)	$(5,156)	$372	$(1,872)	$(1,492)	$(178)	$(19,811)	$(10,317)	$(30,128)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	—	—	—	—	—	—	—	—	(5)	—	(3)	—	(10)	10	—
Interest expense	—	—	—	263	404	329	500	—	—	896	306	—	538	3,236	2,999	6,235
Amortization of loan cost	—	—	—	37	72	39	7	—	—	85	35	—	26	301	401	702
Depreciation and amortization	1,896	1,097	1,668	694	763	612	873	2,168	3,054	1,523	697	997	1,931	17,973	—	17,973
Income tax expense (benefit)	—	(229)	—	—	—	—	—	(17)	—	—	—	—	(90)	(336)	552	216
Non-hotel EBITDA ownership expense	(107)	(80)	(26)	112	6	5	(19)	(85)	112	(27)	319	(14)	24	220	(220)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,874)	(990)	(605)	541	2,106	(6)	828	(505)	(1,990)	2,844	(515)	(512)	2,251	1,573	(6,575)	(5,002)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	469	247	—	—	—	—	—	—	—	—	—	—	—	716	(716)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	79	79
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,405)	$(743)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$2,289	$(7,291)	$(5,002)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$1,573

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$2,106	$—	$—	$—	$—	$—	$—	$—	$—	$2,106
BAML (Bardessono)	—	—	—	541	—	—	—	—	—	—	—	—	—	541
BAML (Hotel Yountville)	—	—	—	—	—	(6)	—	—	—	—	—	—	—	(6)
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	2,251	2,251
Prudential (Capital Hilton and Hilton Torrey Pines)	(1,874)	(990)	—	—	—	—	—	—	—	—	—	—	—	(2,864)
BAML Pool (see footnote 2)	—	—	(605)	—	—	—	—	(505)	(1,990)	—	—	(512)	—	(3,612)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	828	—	—	—	—	—	—	828
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	2,844	—	—	—	2,844
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(515)	—	—	(515)
Total	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$1,573
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,500)	$(833)	$(2,832)	$(26)	$(103)	$(631)	$(788)	$(2,852)	$(5,002)	$(799)	$189	$(1,480)	$7,990	$(10,667)	$(12,390)	$(23,057)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(10,149)	(10,149)	10,149	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(4)	—	(10)	10	—
Interest expense	—	—	—	263	405	330	(422)	—	—	897	304	—	538	2,315	5,855	8,170
Amortization of loan cost	—	—	—	37	71	39	6	—	—	84	34	—	26	297	392	689
Depreciation and amortization	1,904	1,192	1,671	697	786	613	1,240	2,180	3,045	1,516	700	997	1,966	18,507	—	18,507
Income tax expense (benefit)	—	(1)	—	—	—	—	—	2	—	—	—	—	7	8	(1,553)	(1,545)
Non-hotel EBITDA ownership expense	(44)	(70)	9	185	(4)	49	247	24	(37)	101	(95)	(32)	(276)	57	(57)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,640)	288	(1,152)	1,156	1,155	400	283	(646)	(1,995)	1,794	1,132	(519)	102	358	2,406	2,764
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	410	(72)	—	—	—	—	—	—	—	—	—	—	—	338	(338)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58	58
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(56)	(56)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,230)	$216	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$696	$2,070	$2,766
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$358

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$1,155	$—	$—	$—	$—	$—	$—	$—	$—	$1,155
BAML (Bardessono)	—	—	—	1,156	—	—	—	—	—	—	—	—	—	1,156
BAML (Hotel Yountville)	—	—	—	—	—	400	—	—	—	—	—	—	—	400
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	102	102
Prudential (Capital Hilton and Hilton Torrey Pines)	(1,640)	288	—	—	—	—	—	—	—	—	—	—	—	(1,352)
BAML Pool (see footnote 2)	—	—	(1,152)	—	—	—	—	(646)	(1,995)	—	—	(519)	—	(4,312)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	283	—	—	—	—	—	—	283
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	1,794	—	—	—	1,794
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,132	—	—	1,132
Total	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$358
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.
(2)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,909)	$(2,246)	$(3,417)	$(2,403)	$(2,233)	$(1,933)	$(4,251)	$(3,330)	$(4,918)	$(2,198)	$(3,239)	$(2,120)	$(3,584)	$(39,781)	$(16,324)	$(56,105)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	—	813	(813)	—
Interest income	(2)	(3)	—	—	—	—	—	(1)	(2)	(5)	—	(5)	—	(18)	18	—
Interest expense	—	—	—	521	904	661	1,478	—	—	1,535	644	—	532	6,275	10,189	16,464
Amortization of loan cost	—	—	—	36	70	38	—	—	—	83	34	—	26	287	660	947
Depreciation and amortization	1,910	1,352	1,667	877	743	609	1,225	2,170	2,966	1,482	695	976	1,881	18,553	—	18,553
Income tax expense (benefit)	—	(806)	—	—	—	—	—	2	—	—	—	—	—	(804)	(3,643)	(4,447)
Non-hotel EBITDA ownership expense	(641)	8	(11)	83	(16)	—	(139)	55	74	63	93	(85)	(613)	(1,129)	1,129	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(2,642)	(1,695)	(1,761)	(786)	(332)	(497)	(1,687)	(1,104)	(1,880)	1,210	(1,638)	(1,234)	(1,758)	(15,804)	(8,784)	(24,588)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	660	424	—	—	—	—	—	—	—	—	—	—	—	1,084	(1,084)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	40	40
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(40)	(40)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,982)	$(1,271)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(14,720)	$(9,868)	$(24,588)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(2,642)	$(1,695)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(15,804)
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2021
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(6,545)	$(1,115)	$(4,670)	$802	$6,884	$(353)	$1,329	$(4,703)	$(9,419)	$9,830	$53	$(1,229)	$11,023	$1,887	$(24,285)	$(22,398)
Non-property adjustments	—	—	—	(117)	(96)	—	—	—	—	1	1	—	(671)	(882)	882	—
Interest income	—	—	—	—	—	—	—	—	(1)	(11)	—	(6)	—	(18)	18	—
Interest expense	—	—	—	515	796	646	1,008	—	—	1,756	597	—	1,058	6,376	6,286	12,662
Amortization of loan cost	—	—	—	75	145	80	14	—	—	174	71	—	51	610	710	1,320
Depreciation and amortization	3,800	2,177	3,309	1,365	1,502	1,246	1,759	4,322	6,631	3,250	1,450	1,959	3,827	36,597	—	36,597
Income tax expense (benefit)	—	(43)	—	—	—	—	—	2	—	—	—	—	59	18	188	206
Non-hotel EBITDA ownership expense	191	24	13	224	(72)	39	(53)	(245)	(22)	85	359	(198)	294	639	(639)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(2,554)	1,043	(1,348)	2,864	9,159	1,658	4,057	(624)	(2,811)	15,085	2,531	526	15,641	45,227	(16,840)	28,387
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	641	(263)	—	—	—	—	—	—	—	—	—	—	—	378	(378)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	130	130
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(128)	(128)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,913)	$780	$(1,348)	$2,864	$9,159	$1,658	$4,057	$(624)	$(2,811)	$15,085	$2,531	$526	$15,641	$45,605	$(17,216)	$28,389
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(2,554)	$1,043	$(1,348)	$2,864	$9,159	$1,658	$4,057	$(624)	$(2,811)	$15,085	$2,531	$526	$15,641	$45,227
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(5,561)	$(1,402)	$(7,151)	$(3,769)	$8	$(3,150)	$(883)	$(5,219)	$(6,019)	$133	$(2,230)	$(3,029)	$(2,968)	$(41,240)	$(30,252)	$(71,492)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	—	813	(813)	—
Interest income	(10)	(16)	—	—	—	—	—	(6)	(8)	(19)	—	(20)	(1)	(80)	80	—
Interest expense	—	—	—	948	1,617	1,206	2,203	—	—	2,841	1,159	—	1,207	11,181	16,109	27,290
Amortization of loan cost	—	—	—	71	139	75	—	—	—	165	67	—	52	569	1,449	2,018
Depreciation and amortization	3,848	2,743	3,328	1,735	1,457	1,216	2,449	4,420	5,929	2,953	1,375	1,955	3,483	36,891	—	36,891
Income tax expense (benefit)	—	(473)	—	—	—	—	—	4	—	—	—	—	—	(469)	(2,608)	(3,077)
Non-hotel EBITDA ownership expense	161	203	192	236	25	45	97	319	388	541	744	392	498	3,841	(3,841)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,562)	1,055	(3,631)	(679)	3,446	(480)	3,866	(482)	290	6,864	1,250	(702)	2,271	11,506	(19,876)	(8,370)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	390	(263)	—	—	—	—	—	—	—	—	—	—	—	127	(127)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	80	80
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,172)	$792	$(3,631)	$(679)	$3,446	$(480)	$3,866	$(482)	$290	$6,864	$1,250	$(702)	$2,271	$11,633	$(20,002)	$(8,369)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,562)	$1,055	$(3,631)	$(679)	$3,446	$(480)	$3,866	$(482)	$290	$6,864	$1,250	$(702)	$2,271	$11,506
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2021, were owned as of the beginning of each of the periods presented.